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                                                              EXHIBIT 10.6.1.1

                               ADVERSE DEVELOPMENT
                        AGREEMENT OF REINSURANCE NO. 8888

                                     between

                            POTOMAC INSURANCE COMPANY
                                One Beacon Street
                           Boston, Massachusetts 02108
                     (herein referred to as the "Reinsurer")

                                       and

                         GENERAL REINSURANCE CORPORATION
                             a Delaware corporation
                         having its principal offices at
                                Financial Centre
                       695 East Main Street P.O. Box 10350
                        Stamford, Connecticut 06904-2350
                 (herein referred to as the "Retrocessionaire")
    ------------------------------------------------------------------------

In consideration of the promises set forth in this Agreement, the parties agree as follows:


ARTICLE I  -  CONDITIONS PRECEDENT

The following are conditions precedent to the Retrocessionaire's obligations under this Agreement:

         (1) Acquisition of CGU INSURANCE COMPANY and its affiliated companies by White Mountains Insurance Group, Ltd. by no later than July 1, 2001;

         (2)    Execution of the Original Contract; and

         (3) Payment by the Reinsurer to the Retrocessionaire on the Closing Date of 100% of the reinsurance premium due to the Reinsurer on the Closing Date.


ARTICLE II  -  SCOPE OF AGREEMENT

The Reinsurer shall retrocede to the Retrocessionaire the business described in this Agreement, and the Retrocessionaire shall accept such business as a retrocession from the Reinsurer. The terms of this Agreement shall determine the rights and obligations of the Reinsurer and the Retrocessionaire.


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ARTICLE III  -  PARTIES TO THE AGREEMENT

This Agreement is solely between the Reinsurer and the Retrocessionaire. Performance of the obligations of each party under this Agreement shall be rendered solely to the other party. However, if the Reinsurer becomes insolvent, the liability of the Retrocessionaire shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE REINSURER. In no instance shall any insured or reinsured of the Reinsurer or any claimant against an insured or reinsured of the Reinsurer have any rights under this Agreement.

ARTICLE IV  -  BUSINESS COVERED

This Agreement shall apply to Ultimate Net Loss assumed by the Reinsurer under the Adverse Development Agreement of Reinsurance (hereinafter referred to as the "Original Contract") between the Reinsurer and the Company, as defined in the Original Contract. Capitalized terms used in this Agreement which are not defined in this Agreement shall have the meanings defined in the Original Contract.

A copy of the Original Contract and Endorsements, if any, thereto are attached to and made a part of this Agreement.

The Reinsurer warrants that it shall enforce all of the terms and conditions of the Original Contract.

Further, the Reinsurer shall obtain the Retrocessionaire's approval:

         (a) Of any change in, or waiver of, the terms and conditions of the Original Contract;

         (b) Before giving its approval with respect to (i) any one settlement in excess of $10,000,000 and (ii) every settlement in excess of $3,000,000, once the aggregate of all settlements in excess of $10,000,000 made after the Closing Date reaches $40,000,000, as required under Article XI - MANAGEMENT OF CLAIMS AND LOSSES of the Original Contract;

         (c) Before giving its approval to the modification or purchase of any reinsurance as described in Article XIII - OTHER REINSURANCE of the Original Contract, and

         (d) Before giving its approval to the form of release to be delivered in connection with a commutation pursuant to Article XVII - COMMUTATION of the Original Contract.

ARTICLE V  -  TERM

This Agreement will be effective on the Closing Date, as defined in the Original Contract, and continue in full force until all obligations and liabilities incurred by each party under the Agreement are fully performed and discharged, unless sooner terminated by commutation or by mutual agreement.

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ARTICLE VI  -  LIABILITY OF THE RETROCESSIONAIRE

The Retrocessionaire shall pay to the Reinsurer 100% of the amount of Ultimate Net Loss, as defined in the Original Contract, paid by the Reinsurer under the terms and conditions of the Original Contract.

The liability of the Retrocessionaire shall follow that of the Reinsurer and shall be subject to all of the general and specific terms and conditions, including all definitions and exclusions, of the Original Contract, except insofar as they are inconsistent with the express terms of this Agreement.


ARTICLE VII  -  MANAGEMENT OF CLAIMS AND LOSSES

When requested by the Retrocessionaire, the Reinsurer shall permit the Retrocessionaire, at the expense of the Retrocessionaire, to be associated with the Reinsurer in the defense or control of any claim, loss, or legal proceeding which involves or is likely to involve the Retrocessionaire. All payments of claims or losses by the Reinsurer within the terms and limits of the Original Contract shall be binding on the Retrocessionaire, subject to the terms of this Agreement.


ARTICLE VIII  -  RECOVERIES

The Reinsurer shall pay to or credit the Retrocessionaire with the Retrocessionaire's portion of any recovery obtained from salvage, subrogation, or other insurance.

The Retrocessionaire shall be subrogated to the rights of the Reinsurer to the extent of its loss payments to the Reinsurer.


ARTICLE IX  -  RETROCESSIONAL PREMIUM

On the Closing Date, the Reinsurer shall pay to the Retrocessionaire 100% of the reinsurance premium due to the Reinsurer on the Closing Date.

In addition, within 95 days after the close of each calendar quarter after the Closing Date, the Reinsurer shall pay to the Retrocessionaire 100% of the Optional Retrospective Premium received during the quarter.

Any amounts due the Retrocessionaire may be remitted by wire transfer to:

                                  Bankers Trust
                                  ABA 021001033
                         For Credit to Acct #50-205-426
                        Account Name: General Reinsurance

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ARTICLE X  -  REPORTS AND REMITTANCES

         (a)    CLAIMS AND LOSSES

                Within 35 days after the close of each calendar quarter, the Reinsurer shall render to the Retrocessionaire a report of the Ultimate Net Loss payable by the Reinsurer at the end of the quarter under the Original Contract and the Retrocessionaire's portion, if any, thereof. Any amount payable by the Retrocessionaire to the Reinsurer shall be paid within 5 business days after receipt of such report.

         (b)    GENERAL

                The Reinsurer shall provide the Retrocessionaire with copies of all reports received by the Reinsurer from the Company under the Original Contract, if requested by the Reinsurer.

                In addition to the reports required by (a) above, the Reinsurer shall furnish such other information as may be required by the Retrocessionaire for the completion of the Retrocessionaire's quarterly and annual statements and internal records.

                All reports shall be rendered on forms or in format acceptable to the Reinsurer and the Retrocessionaire.


ARTICLE XI  -  ASSIGNEE

The Reinsurer designates the Retrocessionaire as its "assignee" with respect to
Article XVI - OPTION FOR ADDITIONAL CEDED BUSINESS of the Original Contract. Therefore, if there are Significant Negative Results, the Retrocessionaire has the option, but not the obligation, to cause the Company to enter into a first dollar quota share reinsurance agreement, as described in said Article XVI of the Original Contract, with the Retrocessionaire, subject to the terms and conditions of said Article XVI.

The Reinsurer also designates the Retrocessionaire as its "assignee" with respect to Article XXIII - INSPECTION OF RECORDS of the Original Contract. Therefore, the Retrocessionaire shall have the right to inspect the records of the Company relevant to the business reinsured under the Original Agreement in accordance with the provisions of said Article XXIII.

The Reinsurer also designates the Retrocessionaire as its "assignee" with respect to Article XXIV - ARBITRATION of the Original Contract. Therefore, if there is an unresolved difference of opinion between the Company and the Retrocessionaire relating to the Original Contract, the Reinsurer shall cause the Company to arbitrate with the Retrocessionaire in accordance with the provisions of said Article XXIV.

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ARTICLE XII  -  COMMUTATION

This Agreement shall automatically commute upon commutation of the Original Contract, subject to:

         (1) Payment of the Experience Balance, as defined in the Original Contract, by the Retrocessionaire to the Reinsurer on or before the Commutation Date, as defined in the Original Contract, and

         (2) Delivery by the Reinsurer to the Retrocessionaire of a signed release in a form satisfactory to the Retrocessionaire, on or before the Commutation Date.


ARTICLE XIII  -  ERRORS AND OMISSIONS

The Retrocessionaire shall not be relieved of liability because of an error or accidental omission of the Reinsurer in reporting any claim or loss or any business reinsured under this Agreement, provided that the error or omission is rectified promptly after discovery.


ARTICLE XIV  -  RESERVES

The Retrocessionaire shall maintain the required reserves as to the Retrocessionaire's portion of unearned premium, if any, claims, losses, and allocated and unallocated loss adjustment expense.


ARTICLE XV  -  OFFSET

The Reinsurer or the Retrocessionaire may offset any balance, whether on account of premium, commission, claims or losses, allocated and unallocated loss adjustment expense, salvage, or otherwise, due from one party to the other under this Agreement or under any other agreement heretofore or hereafter entered into between the Reinsurer and the Retrocessionaire.


ARTICLE XVI  -  INSPECTION OF RECORDS

The Reinsurer shall allow the Retrocessionaire to inspect, at reasonable times, the records of the Reinsurer relevant to the business reinsured under this Agreement, including the Reinsurer's files concerning claims, losses, or legal proceedings which involve or are likely to involve the Retrocessionaire.


ARTICLE XVII  -  ARBITRATION

All unresolved differences of opinion between the Reinsurer and the Retrocessionaire relating to this Agreement, including its formation and validity, shall be submitted to arbitration consisting of one arbitrator chosen by the Reinsurer, one arbitrator chosen by the Retrocessionaire, and a third arbitrator chosen by the first two arbitrators.

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The party demanding arbitration shall communicate its demand for arbitration to the other party by registered or certified mail, identifying the nature of the dispute and the name of its arbitrator, and the other party shall then be bound to name its arbitrator within 30 days after receipt of the demand.

Failure or refusal of the other party to so name its arbitrator shall empower the demanding party to name the second arbitrator. If the first two arbitrators are unable to agree upon a third arbitrator after the second arbitrator is named, each arbitrator shall name three candidates, two of whom shall be declined by the other arbitrator, and the choice shall be made between the two remaining candidates by drawing lots. The arbitrators shall be impartial and shall be active or retired officers of property or casualty insurance or reinsurance companies.

The arbitrators shall adopt their own rules and procedures and are relieved from judicial formalities. In addition to considering the rules of law and the customs and practices of the insurance and reinsurance business, the arbitrators shall make their award with a view to effecting the intent of this Agreement.

The decision of the majority of the arbitrators shall be in writing and shall be final and binding upon the parties.

Each party shall bear the cost of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and other costs of the arbitration. In the event both arbitrators are chosen by one party, the fees of all arbitrators shall be equally divided between the parties.

The arbitration shall be held at the times and places agreed upon by the arbitrators.


ARTICLE XVIII  -  INSOLVENCY OF THE REINSURER

In the event of the insolvency of the Reinsurer, the reinsurance proceeds will be paid to the Reinsurer or the liquidator, with reasonable provision for verification, on the basis of the claim allowed in the insolvency proceeding without diminution by reason of the inability of the Reinsurer to pay all or part of the claim, except as otherwise specified in the statutes of any state having jurisdiction of the insolvency proceedings or except where the Agreement, or other written agreement, specifically provides another payee of such reinsurance in the event of insolvency.

The Retrocessionaire shall be given written notice of the pendency of each claim against the Reinsurer on the Original Contract within a reasonable time after such claim is filed in the insolvency proceedings. The Retrocessionaire shall have the right to investigate each such claim and to interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defenses which it may deem available to the Reinsurer or its liquidator. The expense thus incurred by the Retrocessionaire shall be chargeable, subject to court approval, against the insolvent Reinsurer as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Reinsurer solely as a result of the defense undertaken by the Retrocessionaire.

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ARTICLE XIX  -  NOTICES

All notices and communications hereunder shall be in writing and shall become effective when received. Any written notice shall be by either certified or registered mail, return receipt requested, or overnight delivery service (providing for delivery receipt) or delivered by hand. All notices or communications under this Agreement shall be addressed as follows:

If to the Reinsurer:

c/o CGU Corporation
One Beacon Street
Boston, MA   02108
Attention:  General Counsel

If to the Retrocessionaire:

c/o General Reinsurance Corporation
Financial Centre
695 East Main Street
P.O. Box 10350
Stamford, CT   06904-2350
Attention:  General Counsel

or in each case at such other address as either party shall provide to the other within the provisions of this article.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate,

this               day of                                     , 200__,
     -------------        ------------------------------------

                                    POTOMAC INSURANCE COMPANY


                                    --------------------------------------


Attest:
         -----------------------------------

and this           day of                                     , 200__.
         ---------        ------------------------------------

                                    GENERAL REINSURANCE CORPORATION


                                    --------------------------------------
                                               Vice President
Attest:
         -----------------------------------

                               Agreement No. 8888
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                                TABLE OF CONTENTS

                                       to
                               ADVERSE DEVELOPMENT
                        AGREEMENT OF REINSURANCE NO. 8888
                                     between
                            POTOMAC INSURANCE COMPANY
                                       and
                         GENERAL REINSURANCE CORPORATION

                                                                                                      PAGE

Article I         CONDITIONS PRECEDENT..................................................................1
Article II        SCOPE OF AGREEMENT....................................................................1
Article III       PARTIES TO THE AGREEMENT..............................................................2
Article IV        BUSINESS COVERED......................................................................2
Article V         TERM..................................................................................2
Article VI        LIABILITY OF THE RETROCESSIONAIRE.....................................................3
Article VII       MANAGEMENT OF CLAIMS AND LOSSES.......................................................3
Article VIII      RECOVERIES............................................................................3
Article IX        RETROCESSIONAL PREMIUM................................................................3
Article X         REPORTS AND REMITTANCES...............................................................4
Article XI        ASSIGNEE..............................................................................4
Article XII       COMMUTATION...........................................................................5
Article XIII      ERRORS AND OMISSIONS..................................................................5
Article XIV       RESERVES..............................................................................5
Article XV        OFFSET................................................................................5
Article XVI       INSPECTION OF RECORDS.................................................................5
Article XVII      ARBITRATION...........................................................................5
Article XVIII     INSOLVENCY OF THE REINSURER...........................................................6
Article XIX       NOTICES...............................................................................7




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                               Agreement No. 8888